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                         TRANSAMERICA IDEX MUTUAL FUNDS

                          TA IDEX EVERGREEN HEALTH CARE

     SUPPLEMENT DATED MARCH 27, 2007 TO THE PROSPECTUSES DATED MARCH 1, 2007

The following supplements and amends the information on page 35 of the Prospectus for Closed Funds, and on page 78 of the Prospectus for TA IDEX Class I Shares, under the section "Portfolio Manager:"

         ROBERT JUNKIN has been added as a portfolio manager of the fund.

         Effective April 2, 2007, Robert Junkin will be the lead portfolio manager of the fund and Walter McCormick will no longer manage the fund.

         Mr. Junkin served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007. Previously, he served as an investment analyst and co-manager for Pioneer Investments from 1997 through 2002.


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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE